                                                                    EXHIBIT 10.7


                         COMPROMISE SETTLEMENT AGREEMENT


1. PARTIES.

         This Compromise Settlement Agreement (this "Agreement") is executed and entered into by and between:

1.1. Mobility Electronics, Inc. ("Mobility");

1.2. Portsmith, Inc. ("Portsmith") f/k/a Mobility Europe Holding, Inc., successor by merger to Portsmith, Inc.;

1.3. Holmes Lundt ("Lundt");

1.4. Jess Asla ("Asla");

1.5. Richard Neff ("Neff");

1.6. Dan Axtman ("Axtman") (Lundt, Asla, Neff, and Axtman will be referred to collectively as the "Individual Defendants"; Portsmith and the Individual Defendants will be referred to collectively as the "Defendants"); and,

1.7. Richard C. Liggitt as an individual and as the personal representative of Portable Technologies, Inc. ("Liggitt") (Liggitt and Defendants will be referred to collectively as the "Parties.")

2. RECITALS AND DEFINITIONS.

2.1. Liggitt and the Defendants are parties to a lawsuit (the "Lawsuit"), styled Richard C. Liggitt vs. Portsmith, Inc., Holmes Lundt, Jess Asla, Richard Neff and Dan Axtman, pending in the Superior Court of the State of California, County of Orange, Case No. 02-CC-03308, wherein Liggitt has asserted against Defendants claims for fraud, breach of fiduciary duty, wrongful termination, breach of contract and alter ego and seeking, inter alia, alleged actual damages, attorney's fees, and punitive damages (collectively, the "Liggitt Causes of Action").

2.2. In the Lawsuit, Portsmith has filed a cross-complaint against Liggitt asserting claims for securities fraud, fraud, negligent misrepresentation, breach of contract and breach of fiduciary duties (collectively, the "Portsmith Causes of Action").

2.3. Liggitt separately is a party to a lawsuit (the "Snell Lawsuit"), styled Richard C. Liggitt vs. Snell & Wilmer, William T. Gay, and David S. Beard, pending in the Superior Court of the State of California, County of Orange.

2.4. Liggitt also has filed a complaint with the California Labor Commissioner (the "Labor Complaint") contending that he was wrongfully terminated and is owed back salary and other compensation.


COMPROMISE SETTLEMENT AGREEMENT                                          PAGE 1

2.5. The Lawsuit and the Labor Complaint arise from that certain Agreement and Plan of Merger (the "PTI Merger Agreement") dated on or about October 6, 2000, between Portsmith, an entity known as Portable Technologies, Inc. ("PTI"), and Liggitt, as the sole shareholder of PTI. The PTI Merger Agreement resulted in the merger of PTI into Portsmith effective October 12, 2000.

2.6. In connection with the PTI Merger, Liggitt and Portsmith entered into an employment agreement (the "Employment Agreement") and a noncompetition agreement (the "Noncompetition Agreement").

2.7. On or about February 21, 2002, Mobility Europe Holdings, Inc., a wholly owned subsidiary of Mobility, entered into a merger (the "Mobility Merger") with Portsmith, Inc. and the surviving corporation was Mobility Europe Holdings, Inc., which subsequently changed its name to Portsmith, Inc. The Mobility Merger was effected pursuant to that certain Agreement and Plan of Merger (the "Mobility Merger Agreement") dated as of February 20, 2002.

2.8. Liggitt and the Defendants have denied all liability to each other in response to the respective claims made in the Lawsuit.

2.9. While continuing to deny liability and acting solely for the purposes of compromising and settling their disputes and the Lawsuit, and in order to avoid the risk, cost, and burden of further litigation and participation therein, the Parties desire to settle all matters in controversy between them.

2.10. The Parties intend for this Agreement, and all of their obligations hereunder, to be contingent and expressly conditioned upon an order from the court presiding over the Lawsuit (the "Court") that this settlement is reasonable and in good faith under and pursuant to California Code of Civil Procedure section 877.6.

2.11. The "Effective Date" of this Agreement shall be the date upon which the Court enters its determination that this settlement is reasonable and in good faith under and pursuant to California Code of Civil Procedure section 877.6.


NOW, THEREFORE, in consideration of the foregoing, the obligations in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

3. CONDITION PRECEDENT

3.1. The Parties agree that this Agreement, and all of their obligations hereunder, are contingent and expressly conditioned upon an order from the Court that this settlement is reasonable and in good faith under and pursuant to California Code of Civil Procedure section 877.6 (hereinafter "Good Faith Settlement Determination"). In the event that the Court refuses to make a Good Faith Settlement Determination, then this Agreement, and all the Parties' obligations hereunder, shall be null and void.



COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 2

4. MUTUAL RELEASES.

4.1. RELEASE BY LIGGITT. LIGGITT HEREBY FOREVER RELEASES, RELINQUISHES, WAIVES AND DISCHARGES DEFENDANTS AND MOBILITY, AND, AS APPROPRIATE, THEIR RESPECTIVE SUCCESSORS, AFFILIATES, SHAREHOLDERS, OWNERS, REPRESENTATIVES, OFFICERS, DIRECTORS, AGENTS, ATTORNEYS, CONTRACTORS, EMPLOYEES AND ASSIGNS, PAST AND PRESENT, INDIVIDUALLY AND JOINTLY, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION (WHETHER COMMON LAW, STATUTORY, STATE, FEDERAL, AND WHETHER OR NOT REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED), DEMANDS, DISPUTES, DAMAGES, COSTS, LOSSES, DETRIMENTS, INTEREST, EXPENSES, ATTORNEYS' FEES, ACTIONS, DEBTS, CONTROVERSIES, SUITS, AND CHOSES IN ACTION) OF WHATEVER NATURE, RELATING TO, IN CONNECTION WITH, ARISING, OR TO ARISE, DIRECTLY OR INDIRECTLY, OUT OF (i) LIGGITT CAUSES OF ACTION, AS WELL AS THE EVENTS, TRANSACTIONS, OR OCCURRENCES DESCRIBED IN OR WHICH COULD HAVE BEEN DESCRIBED IN THE LAWSUIT, (ii) THE EVENTS, TRANSACTIONS, OR OCCURRENCES DESCRIBED IN OR WHICH COULD HAVE BEEN DESCRIBED IN THE LABOR COMPLAINT, (iii) THE PTI MERGER, (iv) THE MOBILITY MERGER, (v) THE EMPLOYMENT AGREEMENT, (vi) THE NONCOMPETITION AGREEMENT, (vii) THE PTI MERGER AGREEMENT, AND, (viii) THE MOBILITY MERGER AGREEMENT. NOTWITHSTANDING THE FOREGOING, LIGGITT DOES NOT INTEND TO RELEASE DEFENDANTS OR MOBILITY FROM THEIR OBLIGATIONS UNDER SECTIONS 5, 6, 7 AND 8 OF THIS AGREEMENT, THE AGREED PROTECTIVE ORDER ENTERED INTO IN THE LAWSUIT, THE PURCHASE AGREEMENT, EXECUTED CONTEMPORANEOUSLY HEREWITH, BY AND BETWEEN MOBILITY AND LIGGITT (THE "PURCHASE AGREEMENT"), OR THE PROMISSORY NOTE, EXECUTED CONTEMPORANEOUSLY HEREWITH, BY AND BETWEEN MOBILITY AND LIGGITT, IN THE AMOUNT OF $990,000 (THE "PROMISSORY NOTE").

4.2. RELEASE BY DEFENDANTS AND MOBILITY.DEFENDANTS AND MOBILITY, AND EACH OF THEM, HEREBY FOREVER RELEASE, RELINQUISH, WAIVE AND DISCHARGE LIGGITT, AS WELL AS LIGGITT'S SUCCESSORS, AGENTS, ATTORNEYS, CONTRACTORS, EMPLOYEES AND ASSIGNS, PAST AND PRESENT, INDIVIDUALLY AND JOINTLY, FROM ANY AND ALL CLAIMS AND CAUSES OF ACTION (WHETHER COMMON LAW, STATUTORY, STATE, FEDERAL, AND WHETHER OR NOT REDUCED TO JUDGMENT, LIQUIDATED, UNLIQUIDATED, FIXED, CONTINGENT, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED), DEMANDS, DISPUTES, DAMAGES, COSTS, LOSSES, DETRIMENTS, INTEREST, EXPENSES, ATTORNEYS' FEES, ACTIONS, DEBTS, CONTROVERSIES, SUITS, AND CHOSES IN ACTION) OF WHATEVER NATURE, RELATING TO, IN CONNECTION WITH, ARISING, OR TO ARISE, DIRECTLY OR INDIRECTLY, OUT OF (i) PORTSMITH CAUSES OF ACTION, AS WELL AS THE EVENTS, TRANSACTIONS, OR OCCURRENCES DESCRIBED IN OR WHICH COULD HAVE BEEN DESCRIBED IN THE LAWSUIT, (ii) THE EVENTS, TRANSACTIONS, OR OCCURRENCES DESCRIBED IN OR WHICH COULD HAVE BEEN DESCRIBED IN THE LABOR COMPLAINT, (iii) THE PTI MERGER, (iv) THE MOBILITY MERGER, (v) THE EMPLOYMENT AGREEMENT, (vi) THE NONCOMPETITION AGREEMENT, (vii) THE PTI MERGER AGREEMENT, AND, (viii) THE MOBILITY MERGER AGREEMENT. NOTWITHSTANDING THE FOREGOING, DEFENDANTS AND MOBILITY DO NOT INTEND TO RELEASE LIGGITT FROM HIS OBLIGATIONS UNDER SECTIONS 6, 7 AND 8 OF THIS AGREEMENT, THE AGREED PROTECTIVE ORDER ENTERED INTO IN THE LAWSUIT, THE PURCHASE AGREEMENT OR THE PROMISSORY NOTE.

4.3. The Parties hereby waive any and all provisions, rights and benefits conferred by section 1542 of the California Civil Code or any comparable statutory or common law provision of any other jurisdiction. Section 1542 reads as follows:

         Certain Claims Not Affected By General Release: A general release does not extend to claims which the creditor does not know or suspect



COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 3
         to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Although the releases granted under this Agreement are not general releases, the Parties nonetheless expressly acknowledge that they are waiving the protections of section 1542 and of any comparable statutory or common law provision of any other jurisdiction.

5. SETTLEMENT CONSIDERATION

5.1. Upon execution of this Agreement by the Parties and dismissal of the Lawsuit and the Labor Complaint, Mobility shall pay to Liggitt Ten Thousand and No/100 dollars ($10,000.00) (the "Settlement Consideration."), which payment shall be made by wire transfer of immediately available funds.

5.2. Contemporaneous with the execution of this Agreement by the Parties, Liggitt and Mobility have executed and delivered to the law firm of Jackson Walker L.L.P. c/o Richard Dahlson, Esq., the executed Purchase Agreement, pursuant to which Liggitt has sold to Mobility all stock and other economic interests Liggitt has or is entitled to received from Mobility as a result of the Mobility Merger, and, Mobility has executed and delivered to the law firm of Jackson Walker L.L.P. c/o Richard Dahlson, Esq., the Promissory Note, in the principal amount of $990,000. The executed Purchase Agreement and the executed Promissory Note shall be held in trust by the law firm of Jackson Walker L.L.P. until such time as the Court enters a Good Faith Settlement Determination, at which point the executed Purchase Agreement shall promptly be delivered to Mobility and to Liggitt and the executed Promissory Note shall promptly be delivered to Liggitt. However, in the event that the Court refuses to enter a Good Faith Settlement Determination, then Jackson Walker L.L.P. shall destroy the executed Purchase Agreement and the executed Promissory Note.

6. THIRD PARTY CLAIMS

6.1. The Parties agree that they shall promptly seek entry by the Court of an order that this settlement is reasonable and in good faith under and pursuant to California Code of Civil Procedure section 877.6. A motion requesting a Good Faith Settlement Determination shall be prepared by counsel for Defendants and promptly filed with the Court and served upon counsel for Liggitt. Counsel for Liggitt will promptly file a joinder in Defendants' motion or shall file a motion on behalf of Liggitt seeking the same relief.

6.2. If the Court enters a Good Faith Settlement Determination under and pursuant to California Code of Civil Procedure Section 877.6, then Liggitt shall indemnify and hold Defendants and Mobility completely harmless from any and all liability, claims, and responsibility of any nature, including attorney's fees, arising or that may arise in the future as a result of or relating to the Liggitt Causes of Action being released by this Agreement including, without limitation, any claims that have been or may be asserted in the Snell Lawsuit, or which have been or may be made by the law firm of Snell & Wilmer or any attorney associated with the law firm of Snell & Wilmer, or their assigns, successors or anyone in privity with them. This indemnification expressly excludes any and all liability, claims, and responsibility of any nature, including attorney's fees, arising or that may


COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 4
arise in the future as a result of or relating to the Portsmith Causes of Action being released by this Agreement.

6.3. Notwithstanding anything in this Section 6 to the contrary, if an Event of Default (as defined in the Promissory Note) has occurred and is continuing, then the indemnity provided in Section 6.2 shall be excused during the period of default.

7. PTI TAX LIABILITY

7.1. Liggitt agrees to indemnify and hold Defendants and Mobility completely harmless of and from any liability for PTI taxes, or interest or penalties thereon, for the tax periods prior to January 1, 2000.

7.2. The Parties agree that Liggitt and Mobility shall each be liable for fifty percent (50%) of any federal or state income taxes, or penalties or interest thereon, if any, on PTI's income for the tax period from January 1, 2000, to October 12, 2000

7.3. The Parties further agree that Mobility shall be liable for all federal and state income taxes, if any, on PTI"s income, or Portsmith's income attributable to the operations of PTI, from and after October 13, 2000.

7.4. The Parties agree that within sixty (60) days of the Effective Date, Mobility shall prepare any required tax returns for the tax period January 1, 2000, to December 31, 2000, with respect to PTI's income or Portsmith's income attributable to the operations of PTI during that tax period. A copy of the tax returns prepared pursuant to this paragraph shall be provided to Liggitt before filing with the appropriate taxing authority. The Parties shall confer in good faith to finalize the proposed returns promptly. Notwithstanding the foregoing, Mobility retains the right of final approval with respect to any dispute concerning the tax returns and shall file the returns with the appropriate taxing authority when, in its sole discretion, they have been finalized.

7.5. The Parties agree that, upon the filing of the final tax returns as specified in paragraph 7.4, Mobility shall pay all taxes due and Liggitt's share of the tax liability shall be deducted from the principal due on the Promissory Note as set forth in the Promissory Note.

8. DISMISSAL OF LAWSUIT AND LABOR COMPLAINT

8.1. Within ten (10) days of the Effective Date, Liggitt and the Defendants agree that the Lawsuit, including all Liggitt Causes of Action and all Portsmith Causes of Action, shall be dismissed with prejudice, pursuant to the form attached hereto as Exhibit A.

8.2. Within ten (10) days of the Effective Date, Liggitt shall submit to the California Labor Commissioner a proposed order of dismissal with prejudice, in the form attached hereto as Exhibit B. Liggitt shall take all steps necessary to ensure the dismissal of the Labor Complaint.

8.3. All Parties shall bear all of their own costs and attorney's fees incurred up to the dismissals of the Lawsuit and the Labor Complaint. Thereafter, costs and fees shall be determined in accordance with paragraph 10.13 of this Agreement, the Promissory Note and the Purchase Agreement.


COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 5

9. WARRANTIES AND REPRESENTATIONS.

9.1. Each of the Parties warrants and represents that: (i) he/it is the sole owner of each and every claim, cause of action, right and obligation released pursuant to this Agreement and that he/she/it has not previously assigned, sold, transferred, or conveyed same; (ii) he/it has the full right, power and authority to enter into and execute this Agreement; and (iii) the claims are free of encumbrance.

10. MISCELLANEOUS.

10.1. This document sets forth the entire consideration for this Agreement and said consideration is contractual and not a mere recital.

10.2. This Agreement shall inure to the benefit of and shall be binding upon the Parties and their respective heirs, executors, administrators, trustees, successors, assigns, and all parties in privity with or claiming under them.

10.3. This Agreement, together with the Purchase Agreement and the Promissory Note, embodies, merges and integrates all prior and current agreements and understandings of the Parties hereto with respect to the subject matter hereof, and may not be clarified, modified, changed or amended except in writing signed by each and every one of the signatories hereto or their other authorized representatives.

10.4. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the execution and delivery of any other document or instrument referred to herein.

10.5. In addition to the acts recited in this Agreement, the Parties hereto agree to perform or cause to be performed on the date of this Agreement or thereafter, any and all such further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

10.6. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO OBTAIN, AND HAVE OBTAINED, ADVICE ON THE TERMS OF THIS AGREEMENT FROM INDEPENDENT LEGAL COUNSEL RETAINED TO REPRESENT THEM IN THIS MATTER AND ARE EXERCISING THEIR OWN INDEPENDENT JUDGMENT IN EXECUTING THIS AGREEMENT. EACH OF THE PARTIES HAS CONDUCTED ITS OWN ANALYSIS REGARDING, AND DUE DILIGENCE CONCERNING, THIS AGREEMENT. ALTHOUGH ONE PARTY OR THE OTHER MAY HAVE PREPARED CERTAIN OF THE LANGUAGE IN THIS AGREEMENT, THIS AGREEMENT IS THE PRODUCT OF ARMS-LENGTH NEGOTIATIONS BETWEEN SOPHISTICATED PARTIES. EACH PARTY HERETO WAIVES ANY RULE OF CONTRACT CONSTRUCTION WHEREBY AN AMBIGUITY WOULD BE CONSTRUED AGAINST THE DRAFTING PARTY.

10.7. THE PARTIES FURTHER EACH WARRANT AND REPRESENT THAT NO PROMISE OR INDUCEMENT HAS BEEN OFFERED EXCEPT AS SET FORTH HEREIN. THIS AGREEMENT IS EXECUTED WITHOUT RELIANCE UPON ANY ORAL, WRITTEN, EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS, PROMISES, WARRANTIES OR OTHER INDUCEMENT OF ANY NATURE OR SORT MADE BY ANY PERSON OR PARTY HERETO OTHER THAN AS IS EXPRESSLY SET FORTH HEREIN. EACH OF THE PARTIES AGREES THAT ANY OMISSIONS OF FACTS CONCERNING THE MATTERS COVERED BY THIS AGREEMENT ARE OF NO CONSEQUENCE IN THE DETERMINATION TO EXECUTE THIS AGREEMENT.


COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 6

10.8. The Parties agree that this is a compromise, resolution and settlement of their respective claims, primarily to avoid the uncertainty, time, trouble and exposure of litigation, and that such compromise, resolution and settlement shall not be taken as an admission of liability, but rather such liability has been expressly denied.

10.9. This Agreement is intended to be severable. If any term, covenant, condition or provision hereof is determined to be illegal, invalid or unenforceable, for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement.

10.10. This Agreement may be executed in counterparts or with detachable signature pages and shall constitute one agreement, binding upon the Parties thereto as if all parties had signed the same document. A copy of this Agreement or of an original signature to this Agreement shall have the same force and effect as the original.

10.11. The headings used in this Agreement are intended solely for the convenience of reference and should not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions of this Agreement.

10.12. It is the intent of the Parties to this Agreement to give the broadest release and discharge possible under the law and the provisions hereof should be interpreted and construed so as to give effect to such intent.

10.13. In any claim or action between the Parties involving this agreement, the prevailing party shall be entitled to recover from the adverse party, in addition to damages or other relief, if any, all costs and expenses (whether or not allowable as cost items by law) reasonably incurred in the course of such claim or action, including without limitation, attorney's fees, witness fees (expert or otherwise), deposition costs, copying charges, and other expenses.

10.14. The Parties agree that in any dispute giving rise to a claim or action between the parties, venue is proper in the Superior Court of California, County of Orange. The Parties further agree to submit to the jurisdiction of that court, and that such venue shall be the exclusive venue for the filing of any claim or action arising from this Agreement.

10.15. All notices, requests, demands and other communications given or required to be given hereunder shall be in writing and personally delivered or sent by U.S. registered or certified mail, return receipt requested, or sent by a nationally recognized courier service, such as Fedex, duly addressed to all Parties as follows:


COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 7

IF TO RICHARD LIGGITT:              RICHARD LIGGITT
                                    7 MARQUETTE WAY
                                    COTO DE CAZA, CALIFORNIA  92679


COPY TO:                            SMITH, CHAPMAN & CAMPBELL
                                    1800 N. BROADWAY
                                    SANTA ANA, CA 92706

IF TO MOBILITY:                     CHARLES R. MOLLO
                                    MOBILITY ELECTRONICS, INC.
                                    7955 EAST REDFIELD ROAD
                                    SCOTTSDALE, ARIZONA  85260

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080

IF TO PORTSMITH:                    CHARLES R. MOLLO
                                    MOBILITY ELECTRONICS, INC.
                                    7955 EAST REDFIELD ROAD
                                    SCOTTSDALE, ARIZONA  85260

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080


IF TO HOLMES LUNDT:                 HOLMES LUNDT
                                    960 BROADWAY
                                    SUITE 300
                                    BOISE, IDAHO  83706

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080



COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 8

IF TO JESS ASLA:                    JESS ASLA
                                    960 BROADWAY
                                    SUITE 300
                                    BOISE, IDAHO  83706

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080

IF TO RICHARD NEFF:                 RICHARD NEFF
                                    960 BROADWAY
                                    SUITE 300
                                    BOISE, IDAHO  83706

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080

IF TO DAN AXTMAN:                   DAN AXTMAN
                                    960 BROADWAY
                                    SUITE 300
                                    BOISE, IDAHO  83706

COPY TO:                            RICHARD DAHLSON
                                    JACKSON WALKER L.L.P.
                                    2435 N. CENTRAL EXPRESSWAY
                                    SUITE 600
                                    RICHARDSON, TX. 75080


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


COMPROMISE SETTLEMENT AGREEMENT                                           PAGE 9

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed on the ___ day of November, 2002.




                                             -----------------------------------
                                             RICHARD C. LIGGITT


                                             PORTSMITH, INC.



                                             By:
                                                --------------------------------

                                                --------------------------------


                                             MOBILITY ELECTRONICS, INC.



                                             By:
                                                --------------------------------

                                                --------------------------------



                                             -----------------------------------
                                             HOLMES LUNDT


                                             -----------------------------------
                                             RICHARD NEFF


                                             -----------------------------------
                                             DAN AXTMAN


                                             -----------------------------------
                                             JESS ASLA




COMPROMISE SETTLEMENT AGREEMENT                                          PAGE 10

APPROVED AS TO FORM:

JACKSON WALKER L.L.P.
901 Main Street
Suite 6000
Dallas, Texas  75202
(214) 953-6000
(214) 953-5822 (Facsimile)



-----------------------------------
Alan N. Greenspan

ATTORNEYS FOR MOBILITY ELECTRONICS, INC.,
PORTSMITH, INC., HOLMES LUNDT, JESS ASLA, RICHARD NEFF, AND
DAN AXTMAN


SMITH, CHAPMAN & CAMPBELL
1800 North Broadway
Suite 200
Santa Ana, California  92706



-----------------------------------
William Chapman
Stephanie Alexander

ATTORNEYS FOR RICHARD C. LIGGITT


COMPROMISE SETTLEMENT AGREEMENT                                          PAGE 11